UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 20, 2007

Cardtronics Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-113470 (Commission File Number)	76-0681190 (IRS Employer Identification No.)

3110 Hayes Road, Suite 300, Houston, Texas (Address of principal executive offices)	77082 (Zip Code)
Registrant’s telephone number, including area code: (281) 596-9988

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.
On July 20, 2007, Cardtronics, Inc. (the “Company”) issued a press release announcing the acquisition of substantially all of the assets of the ATM business of 7-Eleven, Inc. A copy of the press release has been attached hereto as Exhibit 99.1 and is incorporated herein by reference. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.
Item 9.01   Financial Statements and Exhibits.
     (a)    Exhibits
99.1        Press release dated July 20, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
July 20, 2007
(Date)

CARDTRONICS, INC.
(Registrant)
/s/ J. CHRIS BREWSTER
J. Chris Brewster
Chief Financial Officer

Exhibit Index

99.1	Press release dated July 20, 2007